                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                   TO TENDER
              UNREGISTERED 11 5/8% SENIOR NOTES DUE 2005, SERIES C
                                IN EXCHANGE FOR
               REGISTERED 11 5/8% SENIOR NOTES DUE 2005, SERIES D
                                       OF

                          ORBITAL IMAGING CORPORATION
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED JUNE 25, 1999

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON JULY 27, 1999, UNLESS EXTENDED.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS HSBC BANK USA. DELIVER MATERIALS TO
                 HSBC BANK USA USING THE FOLLOWING INFORMATION:

 By Hand/Overnight Courier:           Facsimile Transmission            By Registered or Certified Mail:
                                   (Eligible Institutions Only):
        HSBC BANK USA                     (212) 658-2292                          HSBC BANK USA
 CORPORATE TRUST OPERATIONS                                                CORPORATE TRUST OPERATIONS
    140 BROADWAY, LEVEL A              Confirm by Telephone:                  140 BROADWAY, LEVEL A
NEW YORK, NEW YORK 10005-1180             (212) 658-5931                  NEW YORK, NEW YORK 10005-1180

     ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ CAREFULLY THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     If you wish to exchange unregistered 11 5/8% Senior Notes due 2005, Series C (the Original Notes), for an equal aggregate amount of registered 11 5/8% Senior Notes due 2005, Series D (the "Exchange Notes"), pursuant to the Exchange Offer, you must validly tender (and not withdraw) your Original Notes to the Exchange Agent before the expiration date.

     The undersigned acknowledges receipt of the Prospectus dated June 25, 1999 of Orbital Imaging Corporation, a Delaware corporation (ORBIMAGE), and this Letter of Transmittal, which together constitute ORBIMAGE'S offer (the "Exchange Offer") to exchange $1,000 principal amount of its Exchange Notes, which have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding Original Notes, of which $75,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     All holders of Original Notes who wish to tender their Original Notes must before the expiration date: (a) complete, sign, date and mail or otherwise deliver this Letter of Transmittal to the Exchange Agent, in person or to the address set forth above, or in lieu thereof, comply with the procedures of the Automated Tender Offer Program ("ATOP") of The Depository Trust Company ("DTC"); and (b) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the DTC (the "Book-Entry Transfer Facility"), confirm the book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or before the expiration date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus (see Instruction 1).

     The term "holder" with respect to the Exchange Offer means any person in whose name the Original Notes are registered on the books of ORBIMAGE or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. The Instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or to the General Counsel, Orbital Imaging Corporation, 21700 Atlantic Boulevard, Dulles, VA 20166 (telephone (703) 406-5800).

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
           THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL, CAREFULLY
                        BEFORE COMPLETING ANY BOX BELOW

     List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Notes on a separate SIGNED schedule and affix that schedule to this Letter of Transmittal.
--------------------------------------------------------------------------------

                             DESCRIPTION OF 11 5/8% SENIOR NOTES DUE 2005, SERIES C
----------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                 (PLEASE FILL IN, IF BLANK)
----------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                  AGGREGATE       TENDERED(2)
                                                                                  PRINCIPAL       (MUST BE IN
                                                                                   AMOUNT           INTEGRAL
                                                               CERTIFICATE     REPRESENTED BY      MULTIPLES
                                                               NUMBER(S)(1)   CERTIFICATE(S)(1)    OF $1,000)
                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------
                                                                ---------------------------------------------

                                                                ---------------------------------------------
                                                                  Total
----------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders tendering by book-entry transfer (see below).
 (2) Unless otherwise indicated in the column labeled "Principal Amount Tendered," any tendering holder of
     11 5/8% Senior Notes due 2005, Series C will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the
     space provided above is inadequate, list the certificate numbers and principal amounts on a separate SIGNED schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of 11 5/8% Senior Notes due 2005, Series C. All other tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to ORBIMAGE the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, ORBIMAGE all right, title and interest in and to the Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of ORBIMAGE) with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates for the Original Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of ORBIMAGE upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by ORBIMAGE of the Original Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that ORBIMAGE will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by ORBIMAGE. The undersigned will, upon request, execute and deliver any additional documents deemed by ORBIMAGE to be necessary or desirable to complete the assignment and transfer of the Original Notes tendered.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the Staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (a) any holder that is an "affiliate" of ORBIMAGE within the meaning of Rule 405 under the Securities Act, (b) a broker-dealer who acquired the Original Notes directly from ORBIMAGE or (c) a broker-dealer who acquired the Original Notes as a result of market-making or other trading activities), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the Exchange Notes are acquired in the ordinary course of the holders' business and the holders have no arrangement with any person to participate in distribution of the Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents and warrants that (a) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder; (b) the undersigned is not engaged in, and does not intend to engage in, a distribution of Exchange Notes; and (c) neither the undersigned nor any other person has an arrangement or understanding with any person to participate in the distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it acknowledges that it will ensure that the resale is covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508 of Regulation S-K and comply with the prospectus delivery requirements of the Securities Act; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, ORBIMAGE shall be deemed to have accepted validly tendered Original Notes when, as and if ORBIMAGE has given oral or written notice thereof to the Exchange Agent, at which time the undersigned's right to withdraw the tender will terminate.

     If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any unaccepted Original Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the expiration date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and ORBIMAGE upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," the Exchange Agent will issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and will return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the Exchange Agent will send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) will be returned to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, the Exchange Agent will issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and will return any Original Notes not tendered or not exchanged and will send said certificates to, the person(s) so indicated. The undersigned recognizes that ORBIMAGE has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if ORBIMAGE does not accept for exchange any of the Original Notes so tendered.

     Holders of Original Notes who wish to tender their Original Notes and (a) whose Original Notes are not immediately available, or (b) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent before the expiration date (or who cannot comply with the book-entry transfer procedure on a timely basis) may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution:

    Account Number:

    Transaction Code Number:

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Original Noteholder(s):

    Date of Execution of Notice of Guaranteed Delivery:

    Window Ticket Number (if available):

    Name of Institution which Guaranteed Delivery:

    Account Number (if delivered by Book-Entry Transfer):

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR
    YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:

    Address:

                                PLEASE SIGN HERE
       WHETHER OR NOT ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY
X
------------------------------------------------------- -----------------------
                                                                   DATE
X
------------------------------------------------------- -----------------------
    SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED             DATE
                         SIGNATORY

Area Code and Telephone Number:
                               ------------------------------------------------

The above lines must be signed by the registered holder(s) of Original Notes as their name(s) appear(s) on the Original Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all holders must sign this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then that person must
(1) set forth his or her full title below and (2) unless waived by ORBIMAGE, submit evidence satisfactory to ORBIMAGE of his or her authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

               SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION
                            (AS HEREINAFTER DEFINED)
                        (IF REQUIRED BY INSTRUCTION 4):

Authorized Signature:
                     ----------------------------------------------------------

Title:
      -------------------------------------------------------------------------

Name of Firm:
             ------------------------------------------------------------------

Dated:  ______________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

  To be completed ONLY (a) if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (b) if Original Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.

Issue certificate(s) to:

Name:
     --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

    Credit Original Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:
                   ------------------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS 6
                         (SEE INSTRUCTIONS 4, 5 AND 6)

  To be completed ONLY if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail to:

Name:
     --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Original Notes. The tendered Original Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to ORBIMAGE.

     The Exchange Agent and DTC have confirmed that any financial institution that is a participant in DTC's system may use DTC's ATOP to tender. Accordingly, participants in DTC's ATOP may, in lieu of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance of the Exchange Offer by causing the Depositary to transfer the Original Notes to the Exchange Agent in accordance with the DTC's ATOP procedures for transfer. The Depositary will then send an Agent's Message to the Exchange Agent.

     The term "Agent's Message" means a message transmitted by DTC received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from a participant in DTC's ATOP that is tendering Original Notes that are the subject of the book entry confirmation, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal (or, in the case of an Agent's Message relating to guaranteed delivery, that the participant has received and agrees to be bound by the applicable Notice of Guaranteed Delivery), and that the agreement may be enforced against the participant.

     Holders who wish to tender their Original Notes and (a) whose Original Notes are not immediately available, (b) who cannot deliver their Original Notes or any other documents required hereby to the Exchange Agent before the expiration date or (c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to that procedure: (a) the tender must be made by or through an Eligible Institution (as hereinafter defined); (b) before the expiration date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Original Note, and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) for all physically tendered Original Notes, or a Book-Entry Confirmation, and any other required documents by the Letter of Transmittal will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent, or, alternatively, the holder shall have complied with DTC's ATOP procedures; and (c) the certificate(s) for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, and, as the case may be, all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three business days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." Any holder of Original Notes who wishes to tender his Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery before 5:00 p.m., New York City time, on the expiration date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of the Original Notes tendered for exchange will be determined by ORBIMAGE in its sole discretion, which determination shall be final and binding. ORBIMAGE reserves the absolute right to reject any and all tenders of any particular Original Notes not properly tendered or to not accept any particular Original Notes which acceptance might, in the judgment of ORBIMAGE or its counsel, be unlawful. ORBIMAGE also reserves the absolute right in its sole discretion to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Original Note either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender the Original Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Original Note either before or after the expiration date (including the Letter of Transmittal and instructions thereto) by ORBIMAGE shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes for exchange must be cured within a reasonable period of time that ORBIMAGE shall determine. Neither ORBIMAGE, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of the Original Notes for exchange, nor shall any of them incur any liability for failure to give notification.

     2. Tender by Holder. Only a registered holder of Original Notes may tender the Original Notes in the Exchange Offer. Any beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Original Notes should contact the registered holder promptly and instruct the registered holder to tender Original Notes on the beneficial owner's behalf. If the beneficial owner wishes to tender the Original Notes himself, the beneficial owner must, before completing and executing this Letter of Transmittal and delivering the Original Notes in the beneficial owner's name, either make appropriate arrangements to register ownership of the Original Notes in the beneficial owner's name or obtain a properly completed bond power from the registered holder of the Original Notes. The transfer of registered ownership may take considerable time and may not be able to be completed before the expiration date.

     3. Partial Tenders; Withdrawals. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of 11 5/8% Senior Notes due 2005, Series C" above. The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Original Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Notes are accepted for exchange.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn before the expiration date. For a withdrawal to be effective, (a) a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth herein or (b) holders must comply with the appropriate procedures of DTC's ATOP system. Any notice of withdrawal must (a) specify the name of the person having tendered the Original Notes to be withdrawn, (b) identify the Original Notes to be withdrawn (including the serial number or numbers and the principal amount of Original Notes to be withdrawn), (c) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which the Original Notes were tendered and (d) specify the name in which the Original Notes are to be registered, if different from that of the withdrawing holder. If Original Notes have been tendered pursuant to the procedure for book-entry described above, any notice of withdrawal must specify, in lieu of certificate numbers, the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of the facility. Any questions as to the validity, form and eligibility (including time of receipt) of the notices will be determined by ORBIMAGE, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to the holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, the Original Notes will be credited to an account maintained with DTC for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described in "Exchange Offer -- Procedures for Tendering" set forth in the Prospectus.

     4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Original Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, the holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution (as hereinafter defined).

     If the Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Original Notes, the Original Notes must be endorsed or accompanied by a properly completed bond power, in either case signed exactly as the names of the registered holder or holders that appear on the Original Notes with the signature thereon guaranteed by an Eligible Institution.

     If the Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, the person should so indicate when signing and, unless waived by ORBIMAGE, proper evidence satisfactory to ORBIMAGE of their authority to so act must be submitted with the Letter of Transmittal.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution (as hereinafter defined).

     Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed unless the Original Notes surrendered for exchange pursuant thereto are tendered (a) by a registered holder of the Original Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or
(b) for the account of an Eligible Institution (as defined below). In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, the guarantees must be by a firm (an "Eligible Institution") that is a member of a recognized signature guarantee medallion program (an "Eligible Program") within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Notes and/or Original Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Original Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution. If the Original Notes are registered in the name of a person other than the person signing the Letter of Transmittal, the Original Notes surrendered for exchange must be endorsed by, or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by ORBIMAGE in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different owner, the taxpayer identification or social security number of the person named must also be indicated.

     6. Tax Identification Number. Federal income tax law requires that a holder whose tendered Original Notes are accepted for exchange must provide the Exchange Agent (as payer) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange

Notes pursuant to the Exchange Offer may be subject to back-up withholding (If withholding results in overpayment of taxes, a refund may be obtained.). Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under Federal income tax laws, payments that may be made by ORBIMAGE on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (a) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (b) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (c) certify in accordance with the Guidelines that the holder is exempt from back-up withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     7. Transfer Taxes. ORBIMAGE will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the taxes or exemption therefrom is not submitted with this Letter of Transmittal, or in the Agent's Message in lieu thereof, the amount of the transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

     8. Waiver of Conditions. ORBIMAGE reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Notes tendered.

     9. Mutilated, Lost, Stolen or Destroyed Original Notes. Any tendering holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES FOR ALL PHYSICALLY TENDERED ORIGINAL NOTES, OR A BOOK ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide ORBIMAGE (as payer), through the Exchange Agent, with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If the holder is an individual, the TIN is the holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a monetary penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes may be subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, ORBIMAGE is required to withhold 31% of any payment made to the holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a holder with respect to Original Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (a) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding; or (b) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

-----------------------------
                                                      PAYOR'S NAME:
-------------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT         Social Security Number OR
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        Employer Identification Number
           FORM W-9
                                                                                ----------------------------------------
                              ------------------------------------------------------------------------------------------

  DEPARTMENT OF THE TREASURY   PART 2 --CERTIFICATION--                                    PART 3 --
   INTERNAL REVENUE SERVICE    Under penalties of perjury, I certify that:
                               (1) the number shown on this form is my correct Taxpayer    Awaiting TIN [ ]
                                   Identification Number (or I am waiting for a number to
                                   be issued to me); and
                               (2) I am not subject to backup withholding either because
                                   I have not been notified by the Internal Revenue
                                   Service (the "IRS") that I am subject to backup
                                   withholding as a result of a failure to report all
                                   interest or dividends, or the IRS has notified me that
                                   I am no longer subject to backup withholding.
                              ------------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER  CERTIFICATION INSTRUCTION -- You must cross out item (2) in Part 2 above if you have been
 IDENTIFICATION NUMBER (TIN)   notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                               Signature: -------------------------------------  Date:-------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:                                               Date:
          ---------------------------------                    -------------------------